SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        July 28, 2004
                                                --------------------------------

Commission        Registrant, State of Incorporation,         I.R.S. Employer
File Number       Address and Telephone Number                Identification No.

1-3526            The Southern Company                         58-0690070
                  (A Delaware Corporation)
                  270 Peachtree Street, N.W.
                  Atlanta, Georgia 30303
                  (404) 506-5000
1-3164            Alabama Power Company                        63-0004250
                  (An Alabama Corporation)
                  600 North 18th Street
                  Birmingham, Alabama 35291
                  (205) 257-1000
1-6468            Georgia Power Company                        58-0257110
                  (A Georgia Corporation)
                  241 Ralph McGill Boulevard, N.E.
                  Atlanta, Georgia 30308
                  (404) 506-6526
0-2429            Gulf Power Company                           59-0276810
                  (A Maine Corporation)
                  One Energy Place
                  Pensacola, Florida 32520
                  (850) 444-6111
001-11229         Mississippi Power Company                    64-0205820
                  (A Mississippi Corporation)
                  2992 West Beach
                  Gulfport, Mississippi 39501
                  (228) 864-1211
1-5072            Savannah Electric and Power Company          58-0418070
                  (A Georgia Corporation)
                  600 East Bay Street
                  Savannah, Georgia 31401
                  (912) 644-7171
333-98553         Southern Power Company                       58-2598670
                  (A Delaware Corporation)
                  270 Peachtree Street, N.W.
                  Atlanta, Georgia 30303
                  (404) 506-5000

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.


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Item 12.     Results of Operations and Financial Condition.
             ---------------------------------------------

         The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On July 28, 2004, The Southern Company ("Southern Company") issued a press release regarding its earnings for the periods ended June 30, 2004. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the three months and six months ended June 30, 2004 is being furnished as Exhibits 99.02 through 99.06 to this Current Report on Form 8-K.

                       Use of Non-GAAP Financial Measures

         In the press release attached hereto as Exhibit 99.01, Southern Company, in addition to presenting its earnings information in conformity with accounting principles generally accepted in the U.S. ("GAAP"), has also provided non-GAAP earnings data for the second quarter 2003 and year-to-date 2003 to exclude a one-time after-tax gain of $88 million related to the termination of all long-term wholesale power contracts with Dynegy, Inc. After adjusting for revenues that would have been recognized in 2003 had the contracts remained in place, the adjusted gain for 2003 was $83 million, or 11 cents per share. Including the impact of the Dynegy settlement, reported earnings for the second quarter and year-to-date 2003 were $432 million, or 60 cents per share, and $730 million, or $1.01 per share, respectively. Southern Company believes that these non-GAAP financial measures are useful to investors because the items excluded are not indicative of Southern Company's continuing operating results and are excluded by Southern Company's management for planning and forecasting purposes. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.

                                    Exhibits

         The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Accordingly, this report is also being furnished on behalf of each such registrant.

         The following exhibits relate to the periods ended June 30, 2004:

Exhibit 99.01         Press Release.

Exhibit 99.02         Financial Highlights.

Exhibit 99.03         Significant Factors Impacting EPS.

Exhibit 99.04         Analysis of Consolidated Earnings.

Exhibit 99.05         Kilowatt Hour Sales.

Exhibit 99.06         Financial Overview.



                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     July 28, 2004               THE SOUTHERN COMPANY



                                      By /s/W. Dean Hudson
                                           W. Dean Hudson
                                            Comptroller


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY



                                      By /s/Wayne Boston
                                           Wayne Boston
                                       Assistant Secretary